                                                                      EXHIBIT 24

                                   DIRECTOR'S
                                POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of AmSouth Bancorporation, a Delaware corporation, (the "Company") whose signature appears below does hereby constitute and appoint Stephen A. Yoder, John W. Hopper or Carl L. Gorday, and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statement on Form S-8 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of securities to be offered pursuant to the Stock Option Plan for Outside Directors, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 1st day of April, 1999.


                                               /s/ J. HAROLD CHANDLER
                                               ----------------------
                                               J. HAROLD CHANDLER

                                   DIRECTOR'S
                                POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of AmSouth Bancorporation, a Delaware corporation, (the "Company") whose signature appears below does hereby constitute and appoint Stephen A. Yoder, John W. Hopper or Carl L. Gorday, and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statement on Form S-8 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of securities to be offered pursuant to the Stock Option Plan for Outside Directors, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 1st day of April, 1999.


                                                     /s/ JAMES E. DALTON, JR.
                                                     ------------------------
                                                     JAMES E. DALTON, JR.

                                   DIRECTOR'S
                                POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of AmSouth Bancorporation, a Delaware corporation, (the "Company") whose signature appears below does hereby constitute and appoint Stephen A. Yoder, John W. Hopper or Carl L. Gorday, and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statement on Form S-8 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of securities to be offered pursuant to the Stock Option Plan for Outside Directors, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 1st day of April, 1999.



                                               /s/ RODNEY C. GILBERT
                                               ---------------------
                                               RODNEY C. GILBERT

                                   DIRECTOR'S
                                POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of AmSouth Bancorporation, a Delaware corporation, (the "Company") whose signature appears below does hereby constitute and appoint Stephen A. Yoder, John W. Hopper or Carl L. Gorday, and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statement on Form S-8 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of securities to be offered pursuant to the Stock Option Plan for Outside Directors, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 5th day of April, 1999.


                                               /s/ ELMER B. HARRIS
                                               -------------------
                                               ELMER B. HARRIS

                                   DIRECTOR'S
                                POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of AmSouth Bancorporation, a Delaware corporation, (the "Company") whose signature appears below does hereby constitute and appoint Stephen A. Yoder, John W. Hopper or Carl L. Gorday, and any of them, her true and lawful attorney-in-fact and agent, for her and in her name, place and stead, to execute and sign the Registration Statement on Form S-8 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of securities to be offered pursuant to the Stock Option Plan for Outside Directors, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has hereunto set her hand on this 1st day of April, 1999.


                                                     /s/ VICTORIA B. JACKSON
                                                     -----------------------
                                                     VICTORIA B. JACKSON

                                   DIRECTOR'S
                                POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of AmSouth Bancorporation, a Delaware corporation, (the "Company") whose signature appears below does hereby constitute and appoint Stephen A. Yoder, John W. Hopper or Carl L. Gorday, and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statement on Form S-8 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of securities to be offered pursuant to the Stock Option Plan for Outside Directors, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 1st day of April, 1999.


                                               /s/ RONALD L. KUEHN, JR.
                                               ------------------------
                                               RONALD L. KUEHN, JR.

                                   DIRECTOR'S
                                POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of AmSouth Bancorporation, a Delaware corporation, (the "Company") whose signature appears below does hereby constitute and appoint Stephen A. Yoder, John W. Hopper or Carl L. Gorday, and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statement on Form S-8 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of securities to be offered pursuant to the Stock Option Plan for Outside Directors, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 1st day of April, 1999.


                                               /s/ JAMES R. MALONE
                                               -------------------
                                               JAMES R. MALONE

                                   DIRECTOR'S
                                POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of AmSouth Bancorporation, a Delaware corporation, (the "Company") whose signature appears below does hereby constitute and appoint Stephen A. Yoder, John W. Hopper or Carl L. Gorday, and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statement on Form S-8 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of securities to be offered pursuant to the Stock Option Plan for Outside Directors, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 1st day of April, 1999.

                                                     /s/ FRANCIS A. NEWMAN
                                                     ---------------------
                                                     FRANCIS A. NEWMAN

                                   DIRECTOR'S
                                POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of AmSouth Bancorporation, a Delaware corporation, (the "Company") whose signature appears below does hereby constitute and appoint Stephen A. Yoder, John W. Hopper or Carl L. Gorday, and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statement on Form S-8 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of securities to be offered pursuant to the Stock Option Plan for Outside Directors, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 3rd day of April, 1999.


                                               /s/ CLAUDE B. NIELSEN
                                               ---------------------
                                               CLAUDE B. NIELSEN

                                   DIRECTOR'S
                                POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of AmSouth Bancorporation, a Delaware corporation, (the "Company") whose signature appears below does hereby constitute and appoint Stephen A. Yoder, John W. Hopper or Carl L. Gorday, and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statement on Form S-8 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of securities to be offered pursuant to the Stock Option Plan for Outside Directors, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 1st day of April, 1999.


                                               /s/ BENJAMIN F. PAYTON, Ph.D
                                               ----------------------------
                                               BENJAMIN F. PAYTON, Ph.D

                                   DIRECTOR'S
                                POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of AmSouth Bancorporation, a Delaware corporation, (the "Company") whose signature appears below does hereby constitute and appoint Stephen A. Yoder, John W. Hopper or Carl L. Gorday, and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statement on Form S-8 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of securities to be offered pursuant to the Stock Option Plan for Outside Directors, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 1st day of April, 1999.


                                               /s/ HERBERT A. SKLENAR
                                               ----------------------
                                               HERBERT A. SKLENAR